Exhibit 10.1

PLANGRAPHICS, INC.                 9550276302                           00004
Address 112 E MAIN ST            Customer Number                     Note Number
FRANKFORT, KY 40601-2314

                                      BB&T
                           NOTE MODIFICATION AGREEMENT

$750,000                  02/15/2002     $750,000              4/10/2003
--------                  ----------     --------              ---------
Original Amount of Note   Original Date  Modification Amount   Modification Date

This Note Modification Agreement (hereinafter Agreement) is made and entered into this 10th day of April 2003 and between

PLANGRAPHICS, INC.
--------------------------------------------------------------------------------

maker(s) co-maker(s), endorser(s), or other obligor(s) on the Promissory Note (as defined below), hereinafter also referred to jointly and severally as Borrower(s); Branch Banking and Trust Company, a North Carolina banking corporation, hereinafter referred to as Bank; and _____________

owners other than Borrower(s) (if any) of any property pledged to secure performance of Borrower(s)'s Obligations to Bank, hereinafter referred to jointly and severally as Debtor(s)/Grantor(s). Witnesseth: Whereas, Borrower(s) has previously executed a Promissory Note payable to Bank, which Promissory Note includes the original Promissory Note and all renewals, extensions and modifications thereof, collectively "Promissory Note", said Promissory Note being more particularly identified by description of the original note above; and Borrower(s) and Bank agree that said Promissory Note be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of said Promissory Note remain in full force and effect, and that all other obligations and covenants of Borrower(s), except as herein modified, shall remain in full force and effect, and binding between Borrower(s) and Bank; and Whereas Debtor(s)/Grantor(s), if different from Borrower(s), has agreed to the terms of this modification; NOW THEREFORE, in mutual consideration of the premises, the sum of Ten Dollars ($10) and other good and valuable consideration, each to the other parties paid , the parties hereto agree that said Promissory Note is amended as hereinafter described:

[ ] Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

INTEREST RATE. PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS (To the extent no change is made, existing terms continue. Sections not completed are deleted.) ?
Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:
[ ]  Fixed Rate of              % per annum.
[X] Variable rate of the Bank's Prime Rate plus 2.000 % per annum to be adjusted [ ]daily [ ] monthly beginning on the [ ] 1st [ ] 15th day of __________________ [ ] quarterly beginning on the [ ] 1st [ ] 15th day of___________________ as the Bank's Prime Rate changes.

[ ] As of the Modification Date. any fixed, floating. or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note(s) are hereby deleted. If checked here [ ] the interest rate will not exceed a(n) [ ] fixed
[ ] average maximum rate of ______ % or a
[ ] floating maximum rate of the greater of________% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ______ %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: [ ] when the Note is repaid in full by Borrower [ ] annually beginning on ___________________ .

[ ] _____________________________________________________________________

     Principal and interest are payable as follows:

[X] Principal (plus any accrued interest not otherwise scheduled herein)    }
[ ] Principal plus accrued interest                                         }
is due in full at maturity on 06/15/2003
[ ] Payable in consecutive __________ installments of [  ] Principal        }
[ ] Principal and interest} commencing on ______________ and continuing on the same day of each calendar period thereafter, in __________ equal payments of $______, with one final payment of all remaining principal and accrued interest due on _________________ .
[ ] ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on ______________________ and continuing on the same day of each month thereafter, with one final payment of all remaining principal and accrued on ______________________________.
[X] Accrued interest is payable Monthly commencing on May 15, 2003 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on June 15, 2003.
[ ] Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ___________ on _________ and continuing the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ___ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

[ ] Prior to an event of default. Borrower may borrow, repay, and reborrow pursuant to the terms of a Loan Agreement dated ______ between Borrower and Bank.

[ ] Note Borrower(s) hereby authorizes Bank to automatically debit from its demand deposit or savings account(s) with Bank, any payment(s) due under this Note on date(s) due.

The following scheduled payment(s) is (are) deferred: [ ] $________________ principal } [ ]$________________ interest } payments due on _________________________________________ [ ] $________________ principal and interest} is (are) hereby deferred. Payments will resume on _________________ according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

The Borrower(s) promises to pay Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. Where any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds. COLLATERAL: ft The Promissory Note, as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note, as modified, shall be additionally secured by collateral hereinafter described, a new security instrument shall be executed by Borrower(s}, and/or Debtor(s(/Grantor(s), and all other steps necessary to perfect or record the Bank's lien with priority acceptable to Bank shall be taken. Date: Type of Agreement:__________________________________


Date: Type of Agreement:

Date: Type of Agreement:

Date: Type of Agreement:

Date: Type of Agreement:
From:

[ ] _______________________________________________________________________

[ ] The collateral hereinafter described shall be and hereby is deleted a>> security interest for payment of the aforesaid Promissory Note:

OTHER:.________________________________________________________________________

If the Promissory Note being modified by this Agreement is signed by more than one person or entity, the modified Promissory Note shall be the joint and several obligation of all signers and the property and liability of each and all of them. It is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the Borrower(s) as evidenced by the Promissory Note above described is not extinguished hereby. It is also understood and agreed that except for the modification(s) contained herein said Promissory Note, and any other Loan Documents or Agreements evidencing, securing or relating to the Promissory Note and all singular terms and conditions thereof, shall be and remain in full force and effect. This Agreement shall not release or affect the liability of any co-makers, obligors, endorsers or guarantors of said Promissory Note. Borrower and Debtor(s)/Grantor(s), if any. jointly and severally consent to the terms of this Agreement. waive any objection thereto, affirm any and all obligations to Bank and certify that there are no defenses or offsets against said obligations or the Bank, including without limitation the Promissory Note. Bank expressly reserves all rights as to any party with right of recourse on the aforesaid Promissory Note.

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased or supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or Supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as the Bank's Prime Rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount. Notwithstanding any other provision contained in this agreement, in no event shall the provisions of this paragraph be applicable to any Promissory Note which requires disclosures pursuant to the Consumer Protection Act (Truth-in-Lending Act), 15 USC ss. 1601, et seq., as implemented by Regulation Z.

     Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under this Note, and said charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including, without limitation, any commitment fees, loan fees, facility fees. origination fees, discount points, default and late charges, prepayment fees, statutory attorneys' fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred and to be incurred by Bank in connection with this Note and the loan and shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due.

The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note(s) as permitted by applicable law.

In the words "Prime Rate", "Bank Prime Rate", "BB&T Prime Rate", "Bank's Prime Rate" or "BB&T's Prime Rate" are used in this Agreement, they shall refer to the rate announced by the Bank from time to time as its Prime Rate. The Bank makes loans both above and below the Prime Rate and uses indexes other than the Prime Rate. Prime Rate is the name given a rate index used by the Bank and does not in itself constitute a representation of any preferred rate or treatment.

Unless otherwise provided herein, it is expressly understood and agreed by and between Borrower(s). Debtor(s)/Grantor(s) and Bank that any and all collateral (including but not limited to real property, personal property, fixtures, inventory, accounts, instruments, general intangibles, documents, chattel paper, and equipment) given as security to insure faithful performance by Borrower(s) and any other third party of any and all Obligations to Bank. however created, whether now existing or hereafter arising, shall remain as security for the Promissory Note as modified hereby.

It is understood and agreed that if Bank has released collateral herein, it shall not be required or obligated to take any further steps to release said collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral; and unless Borrower(s) bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Promissory Note. as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement prohibited by or invalid under such law, such provisions shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the taws of the same state which governs the interpretation and enforcement of the Promissory Note.

From and after any event of default under this Agreement, the Promissory Note, or any related deed of trust, security agreement or loan agreement, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the taws of the State of Maryland; and further that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate until such principal and interest have been paid in full. Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient m pay the amount due hereunder.


                      CREDIT LIFE AND DISABILITY INSURANCE
                      ------------------------------------

Subject to certain underwriting criteria and limitations. INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining or maintaining this loan.

     I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time.


   [ ] BB&T Type 1: Complete the following: [ ] Fidelity Security Insurance
                                                Company Flex Plan (Complete
                                                separate application)

 CREDIT LIFE INSURANCE   Effective Date   Term in Mos.   Initial Ins. Amount   Credit Life Premium
 B Single  [ ] Level Joint  [ ] Decreasing _________ _________ $ ________ $________
 CREDIT DISABILITY INSURANCE             Monthly Benefit Amount   Credit Disability
                                                                  Premium Effective Date and Terms in Mos.

Same as Credit Life Insurance Above
$____________________

Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs on the first line under "Signature(s) of Borrower" is covered by Credit Disability Insurance.

Signature(s) of Borrower      Total Credit Life and Disability Insurance Premium

Signature of Primary Borrower

Signature of Secondary Borrower






                         (SIGNATURES ON FOLLOWING PAGE)

                                      BB&T

NOTE MODIFICATION SIGNATURE PAGE

Borrower: PLANGRAPHICS, INC.
Account Number: 9550276302                                    Note Number: 00004
Modification Amount: 750,000                       Modification Date: 04/10/2003

Witness the hand and seal of the undersigned. Each of the undersigned adopts as his seal the word or symbol for "seal" appearing beside or near his signature below.

If Borrower is a Corporation:


     Attest: /S/ Gary W. Murphy                     PLANGRAPHICS, INC.
                 Gary W. Murphy                     Name of Corporation

     Title: CFO/Treasurer                           By: /S/ John C. Antenucci

                                                    Title: President

         Circle

         Corporation   (Affix seal or insert name of
                            Corporation in seal
            Seal            to adopt as seal of
                                 Borrower)


If Borrower is a Partnership, Limited Liability Company, or Limited Liability
Partnership:




    WITNESS:                         _________________________________________
                                     NAME OF PARTNERSHIP, LLC, OR LLP


                                     _________________________________________
                                     By:
                                     _____________________________________(SEAL)
                                     GENERAL PARTNER OR MANAGER

                                     _________________________________________
                                     By:
                                     _____________________________________(SEAL)

                                     GENERAL PARTNER  OR MANAGER
If Borrower is an Individual

     WITNESS:

     ________________________  _____________________________ (SEAL)




Additional Borrowers and Debtors/Grantors/Guarantors:

     WITNESS:

     ________________________  ______________________________(SEAL)